Exhibit 99.1

5995 Plaza Drive

Cypress, California 90630

July 28, 2005

Mr. Peter A. Reynolds

1934 Port Locksleigh Place

Newport Beach, CA 92660

Dear Pete:

This letter constitutes written notice, pursuant to Section 2.1 of your Senior Executive Employment Agreement (“Agreement”), that PacifiCare Health Systems, Inc. is extending your Agreement for a period of one year. Accordingly, the term of your new Agreement now extends through October 2, 2006.

Please call Karen Williams in Compensation, or me if you have any questions.

Sincerely,

/s/ Gregory W. Scott
Gregory W. Scott Executive Vice President, Chief Financial Officer

/s/ Peter A. Reynolds	August 1, 2005
Peter A. Reynolds	Date